EXHIBIT 10.57
AMENDMENT NO. 4 TO
PATENT AND TECHNOLOGY LICENSE AGREEMENT
DATED JULY 31, 1994
     This is AMENDMENT NO 4 effective this 1st day of August                      , 2006, to the Patent and Technology License Agreement dated July 20, 1994 (as amended, the AGREEMENT) is between THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM (BOARD), an agency of the State of Texas, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (MDA), located at 1515 Holcombe Boulevard, Houston, Texas 77030, and INTROGEN THERAPEUTICS, INC, a Texas corporation, located at 301 Congress Avenue, Suite 1850, Austin, Texas 78701 (LICENSEE).
RECITALS
A.	BOARD is the owner of several new inventions (collectively, these new inventions are referred to as Technologies Numbered 28-36).

B.	LICENSEE is interested in developing and commercializing new technologies directed to the treatment of cancel, and other threatening diseases, to which end LICENSEE, MDA and BOARD entered into the AGREEMENT noted hereinabove.

C.	LICENSEE wishes to add Technologies Numbered 28-36 under PATENT RIGHTS as defined in Section 2.3 of the AGREEMENT.

D.	And, BOARD wishes to grant LICENSEE rights to Technologies Numbered 28-36 to promote its practical development for the benefit of the MDA’s patients and for the benefit of the people of the state of Texas.
NOW, THEREFORE, in consideration for the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:
1.	Revised Attachment A to the AGREEMENT is hereby deleted in its entirety and replaced with the Attachment A for AMENDMENT NO. 4 (attached hereto).

2.	The definitions set forth in the AGREEMENT shall apply in this AMENDMENT NO. 4, except to the extent that a definition herein is specific to this AMENDMENT NO. 4.

3.	The terms and provisions of the AGREEMENT shall remain in full force and effect, provided, however, that in the event of a conflict in the terms and conditions between this AMENDMENT NO. 4 and the AGREEMENT, AMENDMENT NO. 4 shall prevail.

4.	Together, this AMENDMENT NO. 4 and the AGREEMENT constitute the entire agreement between the parties in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

Introgen Therapeutics, Inc. Amendment No. 4

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AMENDMENT NO. 4.

THE BOARD OF REGENTS FOR THE UNIVERSITY OF TEXAS SYSTEM

By:	/s/ John Mendelsohn, M. D.

John Mendelsohn, M. D.
President
M. D. Anderson Cancer Center

Date:	8/1/06

THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER

By:	/s/ Leon Leach

Leon Leach
Executive Vice President
M. D. Anderson Cancer Center

Date:	7/26/06

APPROVED AS TO CONTENT:

By:	/s/ Christopher C. Capelli, M. D.

Christopher C. Capelli, M. D.
Vice President, Technology Transfer

Date:	6.15.06

INTROGEN THERAPEUTICS, INC

By:	/s/ David G. Nance

David G. Nance
President and CEO

Date:	May 22, 2006

Introgen Theraputics, Inc. Amendment No. 4

ATTACHMENT A
AMENDMENT NO. 4
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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.